©2014 Lincoln National Corporation November 20, 2014 Will Fuller President Lincoln Financial Group Distribution Lincoln Financial Group Distribution 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

Powerful and diverse distribution reach CONSISTENT RESULTS WITH UPSIDE POTENTIAL Lincoln’s results are driven by our consistent market presence and distribution scale that delivers a broad product portfolio to producers and consumers Targeting segments where we win, on our terms Tapping distribution strength for expansion

TARGETING SEGMENTS WHERE WE WIN, ON OUR TERMS 1 Source: U.S. Census Bureau 2 McKinsey Retirement Growth Model; Survey of Consumer Finance; Federal Reserve Flow of Funds: Includes qualified retirement plan assets (DC and IRA but EXCLUDES DB) as well as assets held in individual annuities outside of qualified accounts, deposits, brokerage accounts, separately managed accounts, personal trusts, mutual funds/ETFs held outside of qualified accounts, cash value of life insurance as well as assets held in long-term protection and disability insurance. The projections are not adjusted for inflation. 3 As of 3Q 2014 4 Source: Investment News Top Independent Broker Dealers, April 2014 U.S. Consumer Opportunity < 45 Years 45 – 64 Years 65+ Years BEST IN CLASS DISTRIBUTION FRANCHISES Target Market Segments ANNUITY Mass Affluent Middle Market LIFE High Net Worth RPS Small Market Healthcare Government GROUP Small to Mid Size Businesses (100-5000 employees)

Product Rank Share MoneyGuard1 #1 64% RPS Healthcare2 #3 10% Annuity3 #3 7% Life Insurance4 #3 6% Group Disability5 #5 8% Group Life5 #7 6% Small Market RPS6 #8 3% Market Leader On Our Terms Insurance Brokerage Consultants/TPA’S Benefit Brokers Financial Institutions Independent Advisors Life, Annuity Annuity, Life, RPS Annuity, Life, RPS RPS Group ACCESSING DIVERSE PRODUCERS THROUGH OUR CHANNELIZED MODEL 1 Source: LIMRA 2013 Life Combination Products Survey, May 2014 2 Source: LIMRA 2Q14 Not-For-Profit Participant Report 3 Source: LIMRA U.S. Individual Annuities Sales Report, 2Q 2014 4 Source: LIMRA U.S. Individual Life Insurance Sales, 2Q 2014 5 Source: LIMRA 2013 Group Sales and Inforce Report, 4Q 2013 6 Source: LIMRA The 2013 401(k) Scorecard, June 2014

PROVEN DISCIPLINE TO EXPAND BASE AND PRODUCTIVITY

Growing Producer Base



Number of Producers
68,000+
68,292
52,558
5% CAGR
2008
2009
2010
2011
2012
2013

Driven By

- Shelf Space Expansion
- Product Portfolio Expansion
- New Channel Expansion
- Pivot Strategies

Improving Productivity With Room To Grow

REPEAT PRODUCERS

Grew 18% from 2011

representing

70% of Total Sales[1]

CROSS-SELL PRODUCERS

Grew 29% from 2011

14,000 producers

and

1/3 Small Market RPS and MoneyGuard sales[2]

1 Normalized sales as of YTD 3Q 2014 (Includes: Individual life, Executive Benefits, MoneyGuard: Paid Annualized Premiums; Annuity, Small Market RPS: at 5% of total)

2 Sales as of YTD 3Q 2014; See appendix for definition of sales

ACCESS TO PRODUCERS ENABLES OUR PIVOT STRATEGY

Life Pivot Sales[1]


Pre
58%
42%
GUL
Life Pivot Products
Post
20%
80%

Success Driven by 15,900 Producers[2]

Already selling Pivot products **7,200** + Shift of GUL producer to Pivot products **2,300** + New to Lincoln through Pivot **6,400**

VA w/out Living Benefit Sales[1]


Pre
9%
91%
Guaranteed Sales
Non-Guaranteed Sales
Post
24%
76%

Success Driven by 9,000 Producers[2]

Already selling non-living benefit **2,000** + Shift of VA producer to non-living benefit **3,700** + New to Lincoln through non-living benefit **3,300**

A GO TO MARKET SYSTEM THAT DELIVERS OUR STRATEGY

Consistent presence + Product portfolio + Best in class distribution = Access to producers and consumers

1 See appendix for definition of sales; Sales mix as of: 4Q11 for Pre Life Pivot, 2Q13 for Pre VA w/out Living Benefit, 3Q14 for both Life & VA Post sales mix

2 Life producer counts from Jan-12 to Dec-13; VA producer counts from Sept-13 to Sept-14

DRIVERS OF UPSIDE - NOW AND IN THE FUTURE

Where we are targeting our sales efforts now and in the future:

Upside in Core Markets	Upside in "Focus" Opportunities	2014 Sales[1]	% of Segment Sales
Annuity	✓ VA w/out Living Benefits ✓ Middle Market Annuity	$2.1B $990M	28%
Life	✓ Younger age MoneyGuard ✓ Registered Life Producers (VUL) Term for Mass Affluent /DIY Consumer	$24M $145M Coming soon	35%
RPS	✓ Small Market - Wirehouse ✓ Government	$210M $487M	46%
Group	✓Employee paid ✓Increased pricing	$114M NA	49%

1 Sales as of YTD 3Q 2014 - See appendix for definition of sales

CONSISTENT RESULTS WITH UPSIDE POTENTIAL Powerful and diverse distribution reach Targeting segments where we win, on our terms Tapping distribution strength for expansion

©2014 Lincoln National Corporation November 20, 2014 Mark Konen President Insurance and Retirement Solutions Life Insurance 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

Superior product diversification and scale POSITIONED TO WIN FOR THE LONG TERM Lincoln’s Individual Life Insurance business: consistent market leadership through innovation and disciplined risk management Strong new business returns with upside potential and reduced downside Growth through product breadth, innovation and market expansion

New business priced to achieve 12-15% returns Reduced dependence of new business returns on interest rates Rising interest rates remain a positive to total Life portfolio DECISIVE ACTIONS TO ADAPT TO EVOLVING ENVIRONMENT 10 Yr. Treasury Rate New Business Returns 2013 2014 2012 New Business Returns 10 Yr. Treasury Rate

NEW BUSINESS PRICED TO PASS THE TEST OF TIME 37% 12-15% 11% Target New Business Return Scenario New Business Return 12-15% 16% Interest Rate Scenario New money pricing approach ensures inforce profitability not eroded by new sales Interest rate assumption only; actual results of other assumptions may impact results Average since 1871 10 Year Treasury – 4.6% 12-15% 12% Lowest 30 Year Period Since 1871 10 Year Treasury – 2.7% 12-15% 13% Average Forward Curve 2014 Current Rates as of 10/28/14 Held Flat 10 Year Treasury – 2.3%

Driving uncorrelated profitability growth Improved risk and earnings profile 22 of last 23 quarters within 95% confidence interval GROWING MORTALITY EARNINGS Retaining More Business Focusing on Mortality Driven Products Current Inforce New Business

Outpacing the Industry CONSISTENTLY OUTGROWING THE INDUSTRY ’11-’12 ’12-’13 3-Year CAGR Revenue1 4% 4% 5% Profit Drivers (Face Amount, Reserves) 5% 5% 6% ` Lincoln Industry 20132 Face Amount Inforce +4% +1% 20133 Sales +18% -1% 1 Operating revenues excluding DFEL unlocking and variable net investment income 2 ACLI Life Insurers Fact Book 2014 3 Sales figures based on LIMRA 2013 Steady Growth

Shift in mix result of pivot strategy Distribution breadth key enabler Reduced exposure to long-dated guarantees Diverse and growing portfolio ACTIONS ACHIEVE IMPROVED PRODUCT BALANCE

SUPERIOR PRODUCT DIVERSIFICATION & SCALE 1H14 Sales Product 1H14 Rank VUL 1 Other UL 3 Term 9 GUL 4 IUL 11 All Products 3 Sales figures based on LIMRA 2Q14

POSITIONED TO CAPTURE GROWTH OPPORTUNITIES

WHAT CLIENTS WANT[1]



Protecting my wealth or assets
73%
Putting money away for retirement
67%
Minimizing the amount I pay in taxes
53%
0%
20%
40%
60%
80%

WHAT LINCOLN PROVIDES

PROTECTION

MoneyGuard
GUL
VUL
IUL
Term

RETIREMENT ACCUMULATION

IUL
VUL

TAX PLANNING

GUL
VUL
IUL

1 2013 MOOD of America Survey, fielded March 2013 by Whitman Insights.

Superior product diversification and scale THE POWER OF LINCOLN’S LIFE INSURANCE FRANCHISE LEADING THE MARKET ON OUR TERMS Strong new business returns with upside potential and reduced downside Growth through product breadth, innovation and market expansion

©2014 Lincoln National Corporation November 20, 2014 Mark Konen President Insurance and Retirement Solutions Group Protection 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

Targeting attractive and growing markets RESTORING PROFITABILITY WHILE INVESTING FOR GROWTH Lincoln is taking decisive pricing actions on sales and renewals to improve returns while making investments to support growth in targeted markets. Intensely focused on price increases to drive profit improvement Investing in business infrastructure to support strategy

USING PRICING ACTIONS TO IMPROVE PROFITABILITY Employer-Paid Life/Disability Renewal Schedule (millions) Employer-Paid Life/Disability Renewal Schedule (millions) Premium 2014 500 2015 500 2016 100 Employer-Paid Life and Disability Price Increases Employer-Paid Life and Disability Price Increases Employer-Paid Life and Disability Price Increases 2014 Proj. 2015 Trend New Business 4-6% Renewals1 7-9% 1 Excludes national account business New business: pricing anticipated to remain relatively constant in 2015 following 2014 increases Renewals: achieving rate increases and expected persistency in 2014; low double-digit increases with declining persistency in 2015 Results of price increases emerge over time in actual earned premium

Market leader in key product segments 1 Life: #7 and 6% Disability: #5 and 8% Total Group TARGETING THE FASTEST GROWING MARKET SEGMENTS Industry Growth Expectations2 4% 1 Source is LIMRA (as of 4Q13) and is premium based 2 Source is McKinsey and Company research and LIMRA Disability and Life Sales and Inforce Surveys, 2010-2013 3 Source is Eastbridge Ranked #8 in 2013 3 Named 2013 large company Voluntary Sales Growth leader by Eastbridge Building on existing strength in 100-1000 market to further increase share More rapidly penetrate the attractive adjacent 1000-5000 market Small and Mid Sized Businesses (100 – 5000 employees) Employee-Paid Products 6% 7% Lincoln’s Strategic Focus:

DISTRIBUTION INVESTMENT ENABLES GROWTH Distribution channel continues to be resilient Supporting increased prices on new business and renewals Maintaining industry leading productivity Continuing to grow employee-paid sales as a percentage of the total Growing Headcount Productivity Expansion in Targeted Growth Market Average Productivity (Millions)1 3.2 3.3 1 Average productivity for seasoned reps (excludes sales managers, small case, rookies and terminated reps)

Enabling target market strategy Absence management Product enhancements Growing employee-paid business Service and retail capabilities “Plug and play” into benefit platforms/private exchanges Improving customer experience by leveraging technology Customer-centric service strategy New admin system “backbone” with web and mobile functionality ADDITIONAL INVESTMENTS TO SUPPORT STRATEGY Investing in infrastructure to support new business growth opportunity $100M pre-tax spend over the next three years Similar level to 2014 investment

RESTORING PROFITABILITY WHILE INVESTING FOR GROWTH Targeting attractive and growing markets Intensely focused on price increases to drive profit improvement Investing in business infrastructure to support strategy

©2014 Lincoln National Corporation November 20, 2014 Chuck Cornelio President Retirement Plan Services Retirement Plan Services 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

New market expansion efforts gaining momentum EXECUTING GROWTH STRATEGY Lincoln engages customers in meaningful ways and delivers solutions that help people get to and through retirement Positioned for growth as core markets poised to grow faster than industry Differentiated model increases plan sponsor and participant activity

TARGETING GROWING MARKET SEGMENTS Market Positioning and Strategies Market Growth Expectations (2012 – 2018 CAGR) 4.6%3 6.0%4 8.0%4 8.1%4 1 Plan Sponsor Survey 2014 2 LIMRA not-for-profit survey as of Jun 30, 2014 3 Investments Company Institute, Cerulli, McKinsey Retirement Practice 4 McKinsey & Company: DC Model

17% CAGR In Sales WINNING NEW BUSINESS AS WE EXPAND INTO NEW MARKETS $841M 89% $962M 64% $99M 11% Other Not-For-Profit Corporate + Healthcare $59M 4% 9M 20141 Sales = $1.5B New business success factors Expanding sales force focused in the Small corporate market Expanding relationships with key distribution partners, notably Merrill Lynch Expanding into new markets, like the Government market, driving significant growth $487M 32% Government 9M 20111 Sales = $940M 1 9M represents first 9 months of the year

INVESTING IN OUR PARTICIPANT EXPERIENCE… 9M Recurring Deposits 6% CAGR Higher Contribution Rates 43% More Confident 3X Increases from our existing block Participants who meet 1-on-1 our Retirement Consultants1 1 Internal Research

Avg. Length (yrs) of Client Relationship Keeping Clients Longer …AND INVESTING IN OUR PLAN SPONSOR EXPERIENCE Improving Client Satisfaction Mid-Large Market Small Market Small + Mid-Large Client Satisfaction1 1 % of clients responding Very satisfied or Somewhat satisfied to “Overall Satisfaction with Lincoln” - Chatham Client Survey for both Small + Mid-Large markets 2 As of 1/1/2011 3 As of 9/30/2014 2 3

SUCCEEDING WITH PLAN SPONSORS & PARTICIPANTS Plan Sponsor Activity Participant Activity $ Millions 4% Growth 10% Growth

EXECUTING GROWTH STRATEGY New market expansion efforts gaining momentum Positioned for growth as core markets poised to grow faster than industry Differentiated model increases plan sponsor and participant activity

©2014 Lincoln National Corporation November 20, 2014 Mark Konen President Insurance and Retirement Solutions Annuities 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

Outstanding Financial Performance CONSISTENT RESULTS WITH UPSIDE POTENTIAL Lincoln is a consistent and long-term leader in delivering profitable annuity products that help consumers manage retirement risks and maximize income. Quality Block of Business Positioned for Growth

STEADY GROWTH. STRONG RETURNS. CONSISTENT BUSINESS. 2009 2010 2011 2012 2013 2014 Consistent earnings growth with limited volatility Selling through cycles, with steady net flows totaling $19B 2 Excellent returns, including hedge program performance 1 9M represents first 9 months of the year 2 Includes operating earnings and VA net derivative results, excluding impact of NPR

CONSISTENT APPROACH TO THE BUSINESS Product Experience and assumption monitoring Strategic partners Distribution Risk Management Sustainable design Consistent presence Diverse channel mix Industry leading hedge program Deep producer base Diverse portfolio Strong Enterprise Risk Management culture Quality Block of Business

DIVERSE PRODUCT PORTFOLIO Variable Annuity Deposits 1 1 Guaranteed Living Benefits is abbreviated as GLB 2 Includes reinsured GLB Continued success selling high return VA living benefits Growing VA without living benefits and Fixed Annuities Goal of 30% VA sales without a living benefit by 2016 Annuities Account Value $120 Billion as of 9/30/2014 41% without VA living benefits Fixed Annuity VA without GLB VA with GLB: non-risk-managed funds VA with GLB: risk-managed funds 2

Growth powered by tax-deferral Motivated by 2013 tax law changes Investments powered by excellence Top fund managers Tax-free exchanges among 125 options Income powered by innovation Proven ability to deliver tax-efficient exit vehicle with i4LIFE® Achieve annuitization tax benefits and maintain access to account value POSITIONED TO ADDRESS GROWING TAX CONCERNS Lincoln Investor Advantage℠ $100M SALES 100 DAYS

CONSISTENT PRESENCE IN THE MARKETPLACE Single Life, Issue Age 55, Income 60 Single Life, Issue Age 60, Income 65 Single Life, Issue Age 60, Income 70 4% 4% 5% 5% 6% 6% 7% 7% 8% 8% 9% 9% 10% 10% 11% 11% Historic income range1 Current income 4% 4% 5% 5% 6% 6% 7% 7% 8% 8% 9% 9% 10% 10% 11% 11% 4% 4% 5% 5% 6% 6% 7% 7% 8% 8% 9% 9% 10% 10% 11% 11% 1 Income rates are calculated by combining roll-up and minimum payout rates. The graphs show the VA rider providing the highest guaranteed income at the point income would begin. Range reflects 2005 to 3Q 2014. 2 AIG: Current income benefit is reduced when account value equals 0 Competitor rates are tightly aligned Lincoln’s guaranteed income rates have remained consistent Competitors have had wider income ranges historically

SUSTAINABLE PRODUCT DESIGN GMDB NAR as a % of AV GLB NAR as a % of AV Source: 10K and other financial statements published by each company; All values on this slide are as of 12/31/2013 See appendix for information about Net Amount of Risk sources and calculations History of selling through market cycles with rational benefit levels

INCREASING DEMAND FOR OUR SOLUTIONS Age 65+ Source: 2013 OASDI Trustees Report (left graph), US Census Bureau (middle graph), Tax Foundation (right graph) Life expectancy at age 65 Retirement Security Tax Concerns 1950 1970 1990 2010 Top federal income tax rates Population (thousands) Investable assets ($T) Annuity tax efficiency Recent legislation Uncertain future rates Growing tax concerns Annuity guaranteed lifetime income Loss of pension plans Uncertain future of social retirement programs Consumer directed retirement planning

Top 10 VA Companies Guaranteed Living Benefit Investment Only VA Tax-efficient Exit Strategy1 RIA Solution Structured Solution Fixed Indexed Annuity Deferred Income Annuity Single Premium Immediate Annuity Lincoln A B C D E F G H I POSITIONED TO CAPITALIZE ON GROWING CONSUMER BASE Solution offered 1 Achieve tax benefits of annuitization while maintaining access to account value

CONSISTENT RESULTS WITH UPSIDE POTENTIAL Outstanding Financial Performance Quality Block of Business Positioned for Growth

©2014 Lincoln National Corporation November 20, 2014 Ellen Cooper Executive Vice President Chief Investment Officer General Account Investments 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

CONSISTENT PERFORMANCE IN A LOW RATE ENVIRONMENT Lincoln’s investment strategy is driven by disciplined ALM and maintains flexibility to add incremental risk Spread compression is abating Well diversified and high quality portfolio Proactive investment strategies

4.2% 0.8% 0.4% 0.0% $92B total investment portfolio1 Average quality rating is A- 2 Average duration is 7.43 Net unrealized gain of $6.9B3 WELL DIVERSIFIED AND HIGH QUALITY PORTFOLIO 1 As of 3Q14 2 Total fixed maturity rated securities 3 AFS only, does not include CMLs

5.2% 2013 IMPACT OF HIGHER YIELDING ASSET RUNOFF IS DECLINING Portfolio Expected Runoff

1 Excludes Alternative investments 2 Year-to-date new money average Trend of Fixed Income Portfolio Yield and New Money Yield1 SPREAD COMPRESSION CONTINUES TO ABATE 2 Assumes flat new money yields

Trend of New Money Yield1 Incremental Contribution to New Money Yield STRONG NEW MONEY YIELDS IN A LOW RATE ENVIRONMENT New money yields consistently achieving a spread of 1.8-2.0% over the average 10 Yr. US Treasury Attaining incremental contribution across diversified sources Benefitting from expansion into yield enhancing debt, adding 25 bps in 3Q14 1 Excludes Alternative investments 2 Calculations are rounded 3 Yield enhancing debt New Money Spread 1.8% Average 10 Yr. UST 2.5% ALM Matching 0.31% IG Spread 1.20% New Money Yield 4.3% Core YED 3Q14 2 Low-Rate Hedge 0.04% YED3 0.25%

BIG Privates Investment Grade Direct Privates Non-Agency RMBS BIG Publics Approximately 10-20% of new money purchases is adding 15-25 bps to new money yields Balanced across IG (40%) and BIG (60%) strategies Better covenants and higher recoveries Direct origination provides diversification beyond broadly syndicated transactions Improving housing fundamentals and positive market technicals Emphasis on strong fundamentals with more earnings stability and higher asset coverage BENEFITTING FROM OUR YIELD ENHANCING DEBT STRATEGIES

STRONG PERFORMANCE FROM GROWING AND DIVERSIFYING OUR ALTERNATIVES PORTFOLIO Historical Carrying Value1 Portfolio Composition1 2011 FY 2012 FY 2013 FY 3Q14 YTD Income $90mm $125mm $86mm $119mm Annualized Income Yield 11% 15% 9% 15% Contribution to NII Yield 11 bps 15 bps 10 bps 17 bps 1 As of 3Q14 Will continue to grow program size within our risk appetite Portfolio remains well diversified

BIG as % of Assets1 Risk Assets % of Surplus2 3Q14 Lincoln 1 Total fixed maturity AFS and Trading securities , adjusted for CLN 2 JP Morgan, Risk assets include high yield bonds, unaffiliated equity, real estate, mortgages overdue 90 days, mortgages in foreclosure and schedule BA assets (includes Alternative investments); compiled from 12/31/2013 Statutory Statements 3 Peers include MET, PRU, MFC, GNW, PFG ,PL, SLF, TMK, UNM, SYA Below investment grade (BIG) has continued to trend lower Lincoln has fewer risk assets versus peers CONTINUING TO MAINTAIN FLEXIBILITY AND CAPACITY FOR RISK 3

CONSISTENT PERFORMANCE IN A LOW RATE ENVIRONMENT Spread compression is abating Well diversified and high quality portfolio Proactive investment strategies

©2014 Lincoln National Corporation November 20, 2014 Randy Freitag Executive Vice President Chief Financial Officer Financial Overview 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

Positioned for future growth CONSISTENT RESULTS, STEADY IMPROVEMENT Lincoln continues to demonstrate consistent financial results and is well-positioned to create future upside potential. Diversified businesses create consistent results Capital generation and deployment have further momentum

Income from Operations 1 CONSISTENT AND STRONG OPERATING PERFORMANCE Income Statement1 Highlights – 9M 2014 vs. 9M 20132 Balance Sheet Consistent growth in book value and ROE Statutory capital and RBC are strong Minimal impact from DAC reviews $350mn Separate Account Corridor Cushion Operating revenues of $9.9bn, up 9% Operating earnings of $1.2bn, up 17% Operating EPS of $4.36, up 20% Operating ROE of 12.9% vs. 11.8% Steady Annual Earnings Growth … Steady Growth in Book Value and ROE Capital Levels Strong … with Limited Quarterly EPS Volatility 2009 2011 2010 2012 2013 9M 2014 2009 2011 2010 2012 2013 9M 2014 2009 2011 2010 2012 2013 9M 2014 1 Dollars in billions unless otherwise noted. See Appendix for a reconciliation of operating revenues, BVPS, operating earnings and ROE to their most comparable GAAP measures. 2 9M represents first 9 months of the year 3 Risk Based Capital for 9M 2014 estimated as of September 30, 2014. Quarterly Operating EPS BVPS ex. AOCI ROE Statutory Total Adjusted Capital RBC3 13% annual CAGR 15% annual CAGR $1.6bn increase in TAC 57pt increase in RBC 8% CAGR in BVPS 450bps increase in ROE

Expected annual compression 5 – 10bps in Life; 10 – 15bps in RPS 1% increase in S&P 500 is ≈$8mn of annual earnings Internal plan assumes 6% market appreciation 1% move in loss ratio is $13-15mn of annual earnings Target Group Protection margin of 5-7%; Assuming a 6% margin, mortality/morbidity represents ~27% of pro-forma YTD earnings Rider fees cover hedge costs; add to profits DIVERSIFIED SOURCES OF EARNINGS; EXPECT TILT TOWARDS MORTALITY AND MORBIDITY 1 Pre-Tax, excludes Other Operations Drivers and Outlook Source of Earnings1

EARNINGS MIX SUPPORTS TARGETED EPS GROWTH Organic Earnings Capital Management Capital Markets Assumptions Equity markets 6-8% growth Interest rates Remain at current levels Group Protection 1 point of annual margin improvement

INTEREST RATES REMAIN JUST AN EARNINGS HEADWIND… … AND SPREAD COMPRESSION IS ABATING

Spread Compression as % of Operating Earnings


6%
5%
4%
3%
2%
1%
0%
Spread compression has been ~4 – 5% drag to annual earnings...
... but headwind is abating even at today's new money rate.
2011
2012
2013
2014E
2015E
2016E

Reserve Adequacy Testing Results[1] (Billions)		
	Base Case	2.0% Scenario[2]
2010	$8	$6
2012	$8	$6
2013	$9	$7

1 Excludes financed reserves; assumes no regulatory or other assumption changes.
2 Assumed interest rates based on a 10-year U.S. Treasury.

Income Statement

- Spread compression is diminishing as new money and portfolio yields converge
- Prior offsets, including lowering crediting rates, are more limited
- If rates hold constant
  - $(25)-(35)M of earnings through 2015
  - $(50)-(60)M of earnings through 2016

Balance Sheet

- Significant statutory reserve adequacy
- $9B of reserve sufficiency in base case
- $7B – $8B in low rate scenarios
  - Assumes rates unchanged for 40 years
- Completed annual DAC review during 3Q which validated balance sheet assumptions
  - 50bps decrease in long-term rate assumption is $(125)M impact to operating earnings

VARIABLE ANNUITY RISK MANAGEMENT: MINIMAL FINANCIAL IMPACT, MANAGEABLE SENSITIVITIES

Policyholder Behavior (PB)

Hedge Breakage due to VA Model Assumption Changes
($ millions)

Years	Impact of VA Model Assumption Change	
	Average	Range
2010-2013	$14	($78) - $84

Specific Policyholder Behavior Assumption	Net Income Impact[1]
50% Increase in Lapses	($35)
100% Utilization	($85)
20% Reduction in Mortality	($35)

- Robust current assumptions reduce policyholder behavior sensitivities

Economic Hedge

VA Hedge Breakage
($ millions)

Years	Average Hedge Breakage	
	Average	Range
2010-2013	($40)	($116) - $14

Hedge Breakage[2]		10 Year UST	
		+0%	+4%
% Change in S&P 500	-40%	($300)	($200)
	0	0	($100)
	+40%	($100)	($100)

- As of September 30, 2014, the hedge assets exceeded the hedge liability by $1.4 billion

High Returns & Low Earnings Volatility

Annuities Segment ROE

Year	Annuities ROE[3]	Pro-forma Annuities ROE[3,4]
9M 2014	27%	28%
2013	25%	25%
2012	20%	23%
2011	23%	15%
2010	21%	20%
2009	15%	12%
Average	~22%[5]	~21%[5]

- Consistency of results due to:
  - Quality of VA hedge program
  - Stable market presence
  - Consistent approach to benefit features

1 Estimated after DAC, after-tax impact. Based upon 9/30/2014 sensitivity modeling.
2 Estimated after DAC, after-tax impact. Based upon year end 2013 sensitivity modeling. Breakage is estimated over one year.
3 Operating ROE, excluding goodwill.
4 Including VA net derivative results after DAC, after tax, excluding impact of NPR. See appendix for reconciliation.
5 Arithmetic average of listed years

Capital generation represents 83% of Income from Operations since 2011 Consistent Free Cash Flow (FCF) conversion1 49% in 2014 vs. 46% from 2011-2013 RBC ratio remains strong at 507% as of 9/30/2014 More diversified mix of life sales has reduced dependence on reserve financing transactions $100mn less capital strain annually CAPITAL GENERATION CONTINUES TO GAIN MOMENTUM 1 Free cash flow conversion is defined as the percent of operating earnings deployed through share repurchases and common stock dividends. 2011 – 3Q 2014 ($B) Capital Generation Life Insurance Sales Mix 2011-2013 9M 2014 3.0 1.2 2.0 5.1 0.4 0.3 ~$1.00 Strain per $1 of Sales ~$0.85 Strain per $1 of Sales GAAP Income from Operations Statutory Dividends to Holding Co. Retained in Life Co. Share Repurchases Dividends Deleveraging

$2 billion of buybacks since year-end 2010 21% of year-end 2010 share count Completed at $29.82/share, 47% below current share price1 $576 million in cash returned to shareholders year-to-date2 Buybacks to exceed original plan of $500 million to $550 million Target $150 million to $200 million in 4Q2014 Significant growth in shareholder dividend Annualized dividend payout increase from $12 million to $208 million3 CONSISTENT CAPITAL ALLOCATION TO SHAREHOLDERS 1 Based on share price as of November 14, 2014. 2 Through September 30, 2014. 3 Estimated based on outstanding share count as of September 30, 2014. Have Consistently Delivered Upside to Original Capital Management Plans Steady Free Cash Flow Story

CAPITAL ALLOCATED TO SHAREHOLDERS HAS OUTPACED PEERS Free cash flow conversion of 47% is above the peer average of 44% Share repurchases 83% of capital returned vs. peer average of 40% Returning capital to shareholders remains a priority Buybacks to remain primary use of capital Strong free cash flow generation and balance sheet flexibility position us for future deployment Capital Returned to Shareholders as a Percent of Operating Earnings 2011 – 9M 2014 Remain Biased Towards Buybacks LNC Peer Average UNM SLF PFG HIG PRU AFL MFC MET GNW

CONSISTENT RESULTS, STEADY IMPROVEMENT Positioned for future growth Diversified businesses create consistent results Capital generation and deployment have further momentum

©2014 Lincoln National Corporation November 20, 2014 Appendix 2014 CONFERENCE FOR ANALYSTS, INVESTORS AND BANKERS

Certain statements made in this presentation and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe”, “anticipate”, “expect”, “estimate”, “project”, “will”, “shall” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:   Deterioration in general economic and business conditions that may affect account values, investment results, guaranteed benefit liabilities, premium levels, claims experience and the level of pension benefit costs, funding and investment results; Adverse global capital and credit market conditions could affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; Because of our holding company structure, the inability of our subsidiaries to pay dividends to the holding company in sufficient amounts could harm the holding company’s ability to meet its obligations; Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, our subsidiaries’ products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserve requirements related to secondary guarantee universal life and annuities; regulations regarding captive reinsurance arrangements; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform; Actions taken by reinsurers to raise rates on in force business; Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses, estimated gross profits and demand for our products; Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses, and reduced hedge performance related to variable annuities; Uncertainty about the effect of rules and regulations to be promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act on us and the economy and financial services sector in particular; FORWARD LOOKING STATEMENTS – CAUTIONARY LANGUAGE

The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; A decline in the equity markets causing a reduction in the sales of our subsidiaries’ products, a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products, an acceleration of the net amortization of deferred acquisition costs, or “DAC,” value of business acquired, or “VOBA,” deferred sales inducements, or “DSI,” and deferred front end sales loads, or “DFEL,” and an increase in liabilities related to guaranteed benefit features of our subsidiaries’ variable annuity products; Ineffectiveness of our risk management policies and procedures, including various hedging strategies used to offset the effect of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates; A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products, in establishing related insurance reserves and in the net amortization of DAC, VOBA, DSI and DFEL, which may reduce future earnings; Changes in accounting principles generally accepted in the United States, or “GAAP,” including convergence with International Financial Reporting Standards (“IFRS”), that may result in unanticipated changes to our net income; Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, profitability of our insurance subsidiaries and liquidity; Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain investments in our portfolios as well as counterparties to which we are exposed to credit risk requiring that we realize losses on investments; Inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems from cyberattacks or other breaches of our data security systems; The effect of acquisitions and divestitures, restructurings, product withdrawals and other unusual items; The adequacy and collectability of reinsurance that we have purchased; Acts of terrorism, a pandemic, war or other man-made and natural catastrophes that may adversely affect our businesses and the cost and availability of reinsurance; FORWARD LOOKING STATEMENTS – CAUTIONARY LANGUAGE (CONT.)

Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; The unknown effect on our subsidiaries’ businesses resulting from changes in the demographics of their client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and Loss of key management, financial planners or wholesalers. The risks included here are not exhaustive. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC include additional factors which could impact our business and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the impact of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation. The reporting of RBC measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. FORWARD LOOKING STATEMENTS – CAUTIONARY LANGUAGE (CONT.)

Management believes that income from operations, return on equity and operating revenues better explain the results of the company’s ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company’s current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management also believes that using book value excluding accumulated other comprehensive income (AOCI) enables investors to analyze the amount of our net worth that is primarily attributable to our business operations. Book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. For the historical periods , reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measure may be included in this Appendix to the presentation materials and/or are included in the Statistical Reports for the corresponding periods contained in the Earning section of Investor Relations page on our website: www.LincolnFinancial.com/investor. The non-GAAP measures do not replace the most directly comparable GAAP measures. The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure. EXPLANATORY NOTES ON USE OF NON-GAAP MEASURES

Income (loss) from operations, operating revenues and return on equity (“ROE”), as used in the earnings release, are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and ROE. We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations: realized gains and losses associated with the following (“excluded realized gain (loss)”): sale or disposal of securities; impairments of securities; change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities; change in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities, which is referred to as “GDB derivatives results”; change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results”; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”); change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”); income (loss) from the initial adoption of new accounting standards; income (loss) from reserve changes (net of related amortization) on business sold through reinsurance; gain (loss) on early extinguishment of debt; losses from the impairment of intangible assets; and income (loss) from discontinued operations. Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable: excluded realized gain (loss); amortization of deferred front-end loads (“DFEL”) arising from changes in GDB and GLB benefit ratio unlocking; amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and revenue adjustments from the initial adoption of new accounting standards. Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized income (loss) from operations by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates return on equity by both including and excluding average goodwill within average equity. Income (loss) from operations, operating revenues and return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations are financial measures we use to evaluate and assess our results. Management believes that these performance measures explain the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company’s current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. DEFINITION OF INCOME (LOSS) FROM OPERATIONS, OPERATING REVENUES, ROE, BOOK VALUE (EXCLUDING AOCI) AND SALES

The company uses its prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in its financial statements and federal income tax returns when reconciling non-GAAP measures to the most comparable GAAP measure. Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI as of September 30, 2014 and 2013 is set forth below. Sales as reported consist of the following: MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits; Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits; Universal life (“UL”), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums; Term – 100% of annualized first year premiums; Annuities – deposits from new and existing customers; and Group Protection – annualized first year premiums from new policies. DEFINITION OF INCOME (LOSS) FROM OPERATIONS, OPERATING REVENUES, ROE, BOOK VALUE (EXCLUDING AOCI) AND SALES (CONT.)

RECONCILIATION OF NET INCOME TO INCOME FROM OPERATIONS

RECONCILIATION OF BOOK VALUE PER SHARE AND RETURN ON EQUITY

RECONCILIATION OF ANNUITIES RETURN ON EQUITY TO ANNUITIES PRO-FORMA RETURN ON EQUITY

Oliver Wyman Disclosures: QUALIFICATIONS, ASSUMPTIONS & LIMITING CONDITIONS All opinions, advice and materials provided by Oliver Wyman that are included, reflected or summarized herein (the “Oliver Wyman Content”) are for the exclusive use of Oliver Wyman’s client, Lincoln Financial Group, and its professional advisers. There are no third party beneficiaries with respect to the Oliver Wyman Content, and Oliver Wyman disclaims any and all liability to any third party in respect of the Oliver Wyman Content. The Oliver Wyman Content does not represent investment advice or provide an opinion regarding the fairness of any transaction to any and all parties. The opinions expressed in the Oliver Wyman Content are valid only for the purpose stated herein and as of the date hereof. Information furnished by others, upon which all or portions of the Oliver Wyman Content are based, is believed to be reliable but has not been verified. No warranty is given as to the accuracy of such information. Public information and industry and statistical data are from sources Oliver Wyman deems to be reliable; however, Oliver Wyman makes no representation as to the accuracy or completeness of such information and has accepted the information without further verification. No responsibility is taken for changes in market conditions or laws or regulations and no obligation is assumed to revise the Oliver Wyman Content to reflect changes, events or conditions, which occur subsequent to the date hereof. Calculation of Net Amount at Risk: Calculations of Net Amount of Risk, especially GLB, vary from company to company, as described in sources. Sources: GLB: Ameriprise, 2013 10-K; AIG, 2013 10-K ; Lincoln, 2013 10-K for NAR and internal report for associated account value; Hartford, 2013 10-K; MetLife, 2013 10-K; Prudential, 2013 10-K; AXA, 2013 Financial Supplement; Jackson 2013 Consolidated Financial Statements; Voya, 2013 10-K; GMDB: Ameriprise, 2013 10-K; Lincoln, 2013 10-K; MetLife, 2013 10-K; AIG, 2013 10-K; Prudential, 2013 10-K; Jackson, 2013 Consolidated Financial Statements; Hartford, 2013 10-K; Voya 2013 10K; AXA, 2013 Financial Supplement ANNUITIES DISCLOSURES